                                                                  RULE 424(B)(3)
                                               REGISTRATION STATEMENT 333-109146

                              PROSPECTUS SUPPLEMENT

                               DATED JUNE 28, 2004

                                       TO

                       PROSPECTUS DATED DECEMBER 18, 2003

                     ---------------------------------------

                              EMPIRE RESORTS, INC.

                     ---------------------------------------

            This Prospectus  Supplement,  dated June 21, 2004  ("Supplement  No.
3"),  supplements that certain Prospectus dated December 18, 2003 (the "Original
Prospectus"), as supplemented by those certain Prospectus Supplements dated June
17,  2004  and  June 18,  2004  (together  with  the  Original  Prospectus,  the
"Prospectus") and should be read in conjunction with the Prospectus.

                              SELLING SHAREHOLDERS

            The following  updates the table under the section entitled "Selling
Shareholders"  of the  Prospectus,  to account for sales and transfers of shares listed  in such  table  that  Empire  Resorts  is aware of since the date of the
Prospectus. Such transactions are as follows:

            o   on June 7, 2004, Monticello Realty sold 100,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 9, 2004, Monticello Realty sold 100,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 18, 2004, Monticello Realty sold 50,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 21, 2004,  Monticello Realty sold 3,424 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 22, 2004, Monticello Realty sold 26,700 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 23, 2004, Monticello Realty sold 12,500 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 24, 2004,  Monticello Realty sold 5,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 25, 2004, Monticello Realty sold 15,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 2, 2004, Americas Tower Partners  distributed  6,202,169 shares of common stock of Empire  Resorts to its partners,  each of whom is an affiliate of Empire Resorts, as listed below:

                o   2,042,643 shares to Joseph E. Bernstein,

                o   2,221,243 shares to Ralph J. Bernstein,

                o   1,283,854 shares to Morad Tahbaz and

                o   654,429 shares to Phillip Carter;

            o   on June 2, 2004,  Americas  Tower  Partners  transferred by gift
                397,125  shares of common  stock of Empire  Resorts  to  various donees as listed below:

                o   5,000 shares to Michael Vranos,

                o   5,000 shares to Alex Trembecki,

                o   2,500 shares to Alan Lee,

                o   2,500 shares Jean-Marc Zarka,

                o   5,000 shares to Jamshid Ehsani,

                o   10,000 shares to Jombihis Corporation,

                o   60,000 shares to Stanley Silverstein,

                o   2,500 shares to Larry Silverstein,

                o   5,000 shares to Suneel Bakshi,

                o   2,500 shares to Joel Wilkenfeld,

                o   1,400 shares to Michael Cohen,

                o   500 shares to Juliette Rae Hart Cohen Trust,

                o   100 shares to Barbara Green,

                o   500 shares to Zachary Benjamin Victor Cohen Trust,

                o   2,500 shares to Peter Hausberg,

                o   2,500 shares to Yoron Cohen,

                o   300 shares to Agnes K. Eisenberg,

                o   2,200 shares to Andrew Roos,

                o   2,500 shares to Avid Modjtabai,

                o   2,500 shares to Keith Leibbrandt,

                o   2,500 shares to RS Family Partnership,

                o   2,500 shares to Jahangir Nazemian,

                o   5,000 shares to Chahram Pahlavi,

                o   5,000 shares to Dr. Scott V. Haig,

                o   2,500 shares to Narsi Azima,

                o   10,000 shares to Pendleton King,

                o   2,500 shares to Eric M. Javits 1984 Irrevocable Trust,

                o   2,500 shares to Mohsen Modjtabai,

                o   2,500 shares to Ted Wong,

                o   2,500 shares to Steven T. Francisco,

                o   2,500 shares to Bill Salkewicz,

                o   4,500 shares to David Levin,

                o   5,000 shares to Joseph & Ronit Razon,

                o   8,000  shares to Joseph and Ronit  Razon as  Custodians  for
                    Rivka Razon, Ariel Razon and Victor Razon,

                o   2,500 shares to Martin S. Begun,

                o   2,500 shares to Douglas J. Mello,

                o   2,500 chares to John J. Connolly,

                o   2,500 shares to Jim Simon,

                o   2,500 shares to Ron Johnston,

                o   5,525 shares to Matthew C. Schwartz,

                o   3,000 shares to Will and Joan Nicholson,

                o   1,000 shares to Grace Wu,

                o   1,500 shares to Susie Erestain,

                o   1,500 shares to Sonia Gabriel,

                o   1,000 shares to Rivka Razon,

                o   3,000 shares to David Levy and Jessi Bernstein,

                o   3,000 shares to Helena Bernstein,

                o   1,500 shares to Blanca Escobar,

                o   750 shares to Javier Escobar,

                o   750 shares to Nestor Escobar,

                o   1,500 shares to Dwight School,

                o   1,500 shares to Laiza Goncalves,

                o   1,500 shares to Marcos Campos,

                o   1,500 shares to Sinandra Papos,

                o   1,500 shares to Marisa Engeroff,

                o   500 shares to Jessi Bernstein,

                o   500 shares to Brett Bernstein,

                o   500 shares to Leon Bernstein,

                o   500 shares to Victoria Bernstein,

                o   500 shares to Aurora Bernstein,

                o   500 shares to Raphael Bernstein,

                o   500 shares to Rivka Razon,

                o   500 shares to Victor Razon,

                o   500 shares to Ariel Razon,

                o   500 shares to Ilana Lee,

                o   500 shares to Victor Lee,

                o   500 shares to Julia Lee,

                o   500 shares to Emanuelle Lee,

                o   500 shares to Simone Lee,

                o   1,500 shares to Vanessa de Oliveira,

                o   1,500 shares to Adi Ravitz,

                o   1,500 shares to Orit Banai,

                o   1,500 shares to Leo Castilhos,

                o   1,500 shares to Leda Viana de Alameida,

                o   1,000 shares to Grace Wu as Custodian for Rachel A. Tow,

                o   1,500 shares to Kevin Engeroff,

                o   100 shares to Yoav Landau,

                o   100,000 shares to Entertainment City LLC,

                o   7,500 shares to Al Devaul,

                o   7,500 shares to Gary Sills and

                o   50,000 shares to Israel Golf Resorts LLC;

            o   on June 23, 2004, Phillip Carter sold  300,000  shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution.

            The revised table, therefore, is as follows:

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

Watertone Holdings                            25,000                      25,000                    --                     --

Monticello Realty                          1,655,668                   1,655,668                    --                     --

Robert A. Berman                           4,563,510 (1)               3,750,250                 813,260 (2)               3.09%

Scott A. Kaniewski                         1,002,085 (3)                 149,678                 852,407 (4)               3.24%

KFP Trust                                    300,883 (5)                 264,831                  36,052 (6)               *

Kaniewski Family Limited
Partnership                                  254,357 (7)                 224,613                  29,744 (8)               *

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

Philip B. Berman                             384,472 (9)                  22,542                 361,930 (10)              1.39%

Clifford A. Ehrlich                          250,512                     250,512                    --                     --

Fox-Hollow Lane, LLC                         182,191                     182,191                    --                     --

Shamrock Strategies, Inc.                     22,774                      22,774                    --                     --

Paul deBary                                  225,913 (11)                163,810                  62,103 (12)              *

UBS-FINSVC CDN FBO
Paul A. deBary, Esq                           12,595                      12,595                    --                     --

Berman Living Trust (13)                     235,213                     235,213                    --                     --

Berman Family Trust                          102,033 (14)                101,500                     533 (15)              *

AA Alumni Foundation, Inc.                     2,000                       2,000                    --                     --

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

Old Blue Foundation                              500                         500                    --                     --

Ned deBary                                     2,000                       2,000                    --                     --

Lewis S. Fischbien                             2,000                       2,000                    --                     --

Convent of the Sacred Heart                    1,000                       1,000                    --                     --

Boys & Girls Clubs of
Chicago                                          300                         300                    --                     --

Joseph E. Bernstein                        2,166,143 (16)              2,042,643                 123,500 (17)              *

Ralph J. Bernstein                         2,246,243 (18)              2,221,243                  25,000 (19)              *

Morad Tahbaz                               1,301,354 (20)              1,283,854                  17,500 (21)              *

Phillip Carter                               354,429                     354,429                    --                     --

Michael Vranos                                 5,000                       5,000                    --                     --

Alex Trembecki                                 5,000                       5,000                    --                     --

Alan Lee                                       2,500                       2,500                    --                     --

Jean-Marc Zarka                                2,500                       2,500                    --                     --

Jamshid Ehsani                                 5,000                       5,000                    --                     --

Jombihis Corporation                          10,000                      10,000                    --                     --

Stanley Silverstein                           60,000                      60,000                    --                     --

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

Larry Silverstein                              2,500                       2,500                    --                     --

Suneel Bakshi                                  5,000                       5,000                    --                     --

Joel Wilkenfeld                                2,500                       2,500                    --                     --

Michael Cohen                                  1,400                       1,400                    --                     --

Juliette Rae Hart Cohen
Trust                                            500                         500                    --                     --

Barbara Green                                    100                         100                    --                     --

Zachary Benjamin Victor
Cohen Trust                                      500                         500                    --                     --

Peter Hausperg                                 2,500                       2,500                    --                     --

Yoron Cohen                                    2,500                       2,500                    --                     --

Agnes K. Eisenberg                               300                         300                    --                     --

Andrew Roos                                    2,200                       2,200                    --                     --

Avid Modjtabai                                 2,500                       2,500                    --                     --

Keith Leibbrandt                               2,500                       2,500                    --                     --

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

RS Family Partnership                          2,500                       2,500                    --                     --

Jahangir Nazemian                              2,500                       2,500                    --                     --

Chahram Pahlavi                                5,000                       5,000                    --                     --

Dr. Scott V. Haig                              5,000                       5,000                    --                     --

Narsi Azima                                    2,500                       2,500                    --                     --

Pendleton King                                10,000                      10,000                    --                     --

Eric M. Javits 1984
Irrevocable Trust                              2,500                       2,500                    --                     --

Mohsen Modjtabai                               2,500                       2,500                    --                     --

Ted Wong                                       2,500                       2,500                    --                     --

Steven T. Francisco                            2,500                       2,500                    --                     --

Bill Salkewicz                                 2,500                       2,500                    --                     --

David Levin                                    4,500                       4,500                    --                     --

Joseph & Ronit Razon                           5,000                       5,000                    --                     --

Joseph and Ronit Razon as
Custodians for Rivka Razon,
Ariel Razon and Victor Razon                   8,000                       8,000                    --                     --

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

Martin S. Begun                                2,500                       2,500                    --                     --

Douglas J Mello                                2,500                       2,500                    --                     --

John J. Connolly                               2,500                       2,500                    --                     --

Jim Simon                                      2,500                       2,500                    --                     --

Ron Johnston                                   2,500                       2,500                    --                     --

Matthew C. Schwartz                            5,525                       5,525                    --                     --

Will & Joan Nicholson                          3,000                       3,000                    --                     --

Grace Wu                                       1,000                       1,000                    --                     --

Susie Erestain                                 1,500                       1,500                    --                     --

Sonia Gabriel                                  1,500                       1,500                    --                     --

Rivka Razon                                    1,000                       1,000                    --                     --

David Levy and Jessi
Bernstein                                      3,000                       3,000                    --                     --

Helena Bernstein                               3,000                       3,000                    --                     --

Blanca Escobar                                 1,500                       1,500                    --                     --

                                       10

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

Javier Escobar                                   750                         750                    --                     --

Nestor Escobar                                   750                         750                    --                     --

Dwight School                                  1,500                       1,500                    --                     --

Laiza Goncalves                                1,500                       1,500                    --                     --

Marcos Campos                                  1,500                       1,500                    --                     --

Sinandra Papos                                 1,500                       1,500                    --                     --

Marisa Engeroff                                1,500                       1,500                    --                     --

Jessi Bernstein                                  500                         500                    --                     --

Brett Bernstein                                  500                         500                    --                     --

Leon Bernstein                                   500                         500                    --                     --

Victoria Bernstein                               500                         500                    --                     --

Aurora Bernstein                                 500                         500                    --                     --

Raphael Bernstein                                500                         500                    --                     --

Rivka Razon                                      500                         500                    --                     --

                                       11

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

Victor Razon                                     500                         500                    --                     --

Ariel Razon                                      500                         500                    --                     --

Ilana Lee                                        500                         500                    --                     --

Victor Lee                                       500                         500                    --                     --

Julia Lee                                        500                         500                    --                     --

Emanuelle Lee                                    500                         500                    --                     --

Simone Lee                                       500                         500                    --                     --

Vanessa de Oliveira                            1,500                       1,500                    --                     --

Adi Ravitz                                     1,500                       1,500                    --                     --

Orit Banai                                     1,500                       1,500                    --                     --

Leo Castilhos                                  1,500                       1,500                    --                     --

Leda Viana de Alameida                         1,500                       1,500                    --                     --

Grace Wu as Custodian for
Rachel A. Tow                                  1,000                       1,000                    --                     --

Kevin Engeroff                                 1,500                       1,500                    --                     --

Yoav Landau                                      100                         100                    --                     --

Entertainment City LLC                       100,000                     100,000                    --                     --

                                       12

                                                                                                   Shares of Empire Resorts'
                                      Shares of Empire                                                 Common Stock to be
                                      Resorts' Common           Shares of Empire                    Owned after the Offering
                                        Stock Owned                  Resorts'                       ------------------------
 Name of Selling                      Immediately Prior             Common Stock
   Stockholder                         to the Offering              to be Offered                Amount                Percent
   -----------                         ---------------              -------------                ------                -------

Al Devaul                                      7,500                       7,500                    --                     --

Gary Sills                                     7,500                       7,500                    --                     --

Israel Golf Resorts LLC                       50,000                      50,000                    --                     --

----------
* less than 1%

(1)         Includes  4,133,287  shares of common stock owned directly by Robert
            A.  Berman,  options  that are  currently  exercisable  into 279,189 shares of common stock,  31,833 shares of common stock held directly by Debbie N. Berman, 101,500 shares of common stock held directly by the  Berman  Family  Trust and  17,701  shares of common  stock held directly by Watertone  Holdings.  Robert A. Berman  directly holds a
            46.305%  limited   partnership   interest  in  Watertone   Holdings,
            representing  an indirect  beneficial  ownership  interest in 11,576 shares of such 17,701  shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  Through BKB,  LLC, 82% of which is owned by  Robert A.  Berman,  Robert A.  Berman  indirectly  holds a
            general   partnership   interest  of  .82%  of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional  205  shares of such  17,701  shares  of Empire  Resorts'
            common stock held directly by Watertone  Holdings,  and through Avon
            Road Partners, LP, 88% of which is owned by Robert A. Berman, Robert
            A.  Berman  indirectly  beneficially  holds  an  additional  20.837%
            limited partnership interest in Watertone Holdings,  representing an indirect  beneficial  ownership  interest in an additional  5,209 of such 17,701 shares of Empire  Resorts' common stock held directly by
            Watertone Holdings.  Debbie N. Berman, Robert A. Berman's wife, owns a 3%  limited  partnership  interest  in  Avon  Road  Partners,  LP, representing  a .0071%  limited  partnership  interest in  Watertone
            Holdings,  representing an indirect beneficial ownership interest in an additional  178 of such 17,701 shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  The Berman Family Trust whose  beneficiaries  are Robert A.  Berman's  children,  owns an 8%
            limited partnership interest in Avon Road Partners, LP, representing
            a  1.894%  limited  partnership   interest  in  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 533 of such 17,701 shares of Empire Resorts' common stock held  directly by Watertone  Holdings.  Debbie N. Berman,  Robert A.
            Berman's wife, and Philip B. Berman, Robert A. Berman's brother, are co-trustees  of the Berman  Family  Trust and have joint  voting and dispositive  power with  respect to its  holdings.  Robert A. Berman disclaims beneficial ownership of all shares of common stock held by the Berman Family Trust and by Debbie N. Berman.

                                       13

(2)         Includes  383,037 shares of common stock owned directly by Robert A.
            Berman,  options that are currently  exercisable into 279,189 shares of common  stock,  31,833  shares of common  stock held  directly by
            Debbie N. Berman,  101,500  shares of common stock held  directly by the  Berman  Family  Trust and  17,701  shares of common  stock held directly by Watertone  Holdings.  Robert A. Berman  directly holds a
            46.305%  limited   partnership   interest  in  Watertone   Holdings,
            representing  an indirect  beneficial  ownership  interest in 11,576 shares of such 17,701  shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  Through BKB,  LLC, 82% of which is owned by  Robert A.  Berman,  Robert A.  Berman  indirectly  holds a
            general   partnership   interest  of  .82%  of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional  205  shares of such  17,701  shares  of Empire  Resorts'
            common stock held directly by Watertone  Holdings,  and through Avon
            Road Partners, LP, 88% of which is owned by Robert A. Berman, Robert
            A.  Berman  indirectly  beneficially  holds  an  additional  20.837%
            limited partnership interest in Watertone Holdings,  representing an indirect  beneficial  ownership  interest in an additional  5,209 of such 17,701 shares of Empire  Resorts' common stock held directly by
            Watertone Holdings.  Debbie N. Berman, Robert A. Berman's wife, owns a 3%  limited  partnership  interest  in  Avon  Road  Partners,  LP, representing  a .0071%  limited  partnership  interest in  Watertone
            Holdings,  representing an indirect beneficial ownership interest in an additional  178 of such 17,701 shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  The Berman Family Trust whose  beneficiaries  are Robert A.  Berman's  children,  owns an 8%
            limited partnership interest in Avon Road Partners, LP, representing
            a  1.894%  limited  partnership   interest  in  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 533 of such 17,701 shares of Empire Resorts' common stock held  directly by Watertone  Holdings.  Debbie N. Berman,  Robert A.
            Berman's wife, and Philip B. Berman, Robert A. Berman's brother, are co-trustees  of the Berman  Family  Trust and have joint  voting and dispositive  power with  respect to its  holdings.  Robert A. Berman disclaims beneficial ownership of all shares of common stock held by the Berman Family Trust and by Debbie N. Berman.

(3)         Includes  151,118  shares of common stock owned directly by Scott A.
            Kaniewski,  options  that are  currently  exercisable  into  295,689 shares of common  stock,  2,776 shares of common stock held directly by Watertone Holdings,  253,119 shares of common stock held directly by Kaniewski Family Limited Partnership and 299,383 shares of common stock held directly by KFP Trust.  Through BKB, LLC,  15.3% of which is owned by Scott A. Kaniewski,  Scott A. Kaniewski indirectly holds a  general  partnership  interest  of .153% of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 38 shares of such 2,776 shares of Empire  Resorts' common stock held directly by Watertone Holdings.  Kaniewski Family Limited
            Partnership,  with  respect to which Mr.  Kaniewski  is a 1% limited partner and the  general  partner  with sole voting and  dispositive power,  holds a 4.95%  limited  partnership  interest  in  Watertone
            Holdings,  representing an indirect beneficial ownership interest in
            1,238  shares of such 2,776 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, 0.05% of which is owned by Kaniewski  Family Limited  Partnership,  Kaniewski
            Family Limited  Partnership  indirectly holds a general  partnership interest of .0005% of Watertone  Holdings,  representing an indirect beneficial  ownership  interest  in less than 1 share of such  2,776 shares of Empire  Resorts'  common stock held  directly by Watertone
            Holdings.  Scott A. Kaniewski disclaims  beneficial ownership of all

                                       14

            the  shares  of  common  stock  owned by  Kaniewski  Family  Limited
            Partnership  for any  purpose  other  than  voting  and  dispositive powers. KFP Trust, whose sole trustee is Stacey B. Kaniewski,  Scott
            A.  Kaniewski's  wife,  and whose  sole  beneficiaries  are Scott A.
            Kaniewski's children,  holds a 6.00% limited partnership interest in
            Watertone Holdings,  representing an indirect  beneficial  ownership interest  in 1,500  shares of such 2,776  shares of Empire  Resorts'
            common stock held directly by Watertone  Holdings,  and through BKB,
            LLC,  0.05% of which is owned by KFP  Trust,  KFP  Trust  indirectly
            holds  a  general  partnership   interest  of  .0005%  of  Watertone
            Holdings,  representing an indirect beneficial ownership interest in less than 1 share of such  2,776  shares of Empire  Resorts'  common stock  held  directly  by  Watertone  Holdings.  Scott A.  Kaniewski disclaims beneficial ownership of all shares of common stock held by
            KFP Trust.

(4)         Includes  1,440  shares of common  stock owned  directly by Scott A.
            Kaniewski,  options  that are  currently  exercisable  into  295,689 shares of common  stock,  2,776 shares of common stock held directly by Watertone Holdings,  253,119 shares of common stock held directly by Kaniewski Family Limited Partnership and 299,383 shares of common stock held directly by KFP Trust.  Through BKB, LLC,  15.3% of which is owned by Scott A. Kaniewski,  Scott A. Kaniewski indirectly holds a  general  partnership  interest  of .153% of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 38 shares of such 2,776 shares of Empire  Resorts' common stock held directly by Watertone Holdings.  Kaniewski Family Limited
            Partnership,  with  respect to which Mr.  Kaniewski  is a 1% limited partner and the  general  partner  with sole voting and  dispositive power,  holds a 4.95%  limited  partnership  interest  in  Watertone
            Holdings,  representing an indirect beneficial ownership interest in
            1,238  shares of such 2,776 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, 0.05% of which is owned by Kaniewski  Family Limited  Partnership,  Kaniewski
            Family Limited  Partnership  indirectly holds a general  partnership interest of .0005% of Watertone  Holdings,  representing an indirect beneficial ownership interest less than 1 share of such 2,776 shares of Empire Resorts' common stock held directly by Watertone Holdings.
            Scott A. Kaniewski disclaims  beneficial ownership of all the shares of common stock owned by Kaniewski  Family Limited  Partnership  for any purpose  other than voting and  dispositive  powers.  KFP Trust, whose sole  trustee  is Stacey B.  Kaniewski,  Scott A.  Kaniewski's
            wife,  and  whose  sole   beneficiaries  are  Scott  A.  Kaniewski's
            children,  holds a 6.00% limited  partnership  interest in Watertone
            Holdings,  representing an indirect beneficial ownership interest in
            1,500  shares of such 2,776 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, 0.05% of which is owned by KFP Trust,  KFP Trust  indirectly  holds a general partnership  interest of .0005% of Watertone Holdings,  representing an indirect  beneficial  ownership  interest in less than 1 share of such 2,776 shares of Empire  Resorts'  common stock held directly by
            Watertone  Holdings.   Scott  A.  Kaniewski   disclaims   beneficial
            ownership of all shares of common stock held by KFP Trust.

(5)         Includes  299,383  shares of common stock held directly by KFP Trust and  1,500  shares  of  common  stock  held  directly  by  Watertone
            Holdings.  KFP Trust holds a 6.00% limited  partnership  interest in
            Watertone Holdings,  representing an indirect  beneficial  ownership interest in such 1,500 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, .05% of which is  owned  by KFP  Trust,  KFP  Trust  indirectly  holds  a  general partnership  interest of .0005% of Watertone Holdings,  representing

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            an indirect  beneficial  ownership  interest in less than 1 share of such 1,500 shares of Empire  Resorts'  common stock held directly by
            Watertone Holdings.

(6)         Includes  34,552  shares of common stock held  directly by KFP Trust and  1,500  shares  of  common  stock  held  directly  by  Watertone
            Holdings.  KFP Trust holds a 6.00% limited  partnership  interest in
            Watertone Holdings,  representing an indirect  beneficial  ownership interest in such 1,500 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, .05% of which is  owned  by KFP  Trust,  KFP  Trust  indirectly  holds  a  general partnership  interest of .0005% of Watertone Holdings,  representing an indirect  beneficial  ownership  interest in less than 1 share of such 1,500 shares of Empire  Resorts'  common stock held directly by
            Watertone Holdings.

(7)         Includes  253,119  shares of common stock held directly by Kaniewski
            Family  Limited  Partnership  and 1,238  shares of common stock held directly by Watertone Holdings. Kaniewski Family Limited Partnership
            holds a 4.95% limited  partnership  interest in Watertone  Holdings, representing an indirect beneficial ownership interest in such 1,238 shares of Empire  Resorts'  common stock held  directly by Watertone
            Holdings,  and through BKB, LLC, .05% of which is owned by Kaniewski
            Family Limited  Partnership,  Kaniewski  Family Limited  Partnership
            indirectly  holds  a  general  partnership  interest  of  .0005%  of
            Watertone Holdings,  representing an indirect  beneficial  ownership interest  in  less  than 1 share  of such  1,238  shares  of  Empire
            Resorts' common stock held directly by Watertone Holdings.

(8)         Includes  28,506  shares of common stock held  directly by Kaniewski
            Family  Limited  Partnership  and 1,238  shares of common stock held directly by Watertone Holdings. Kaniewski Family Limited Partnership
            holds a 4.95% limited  partnership  interest in Watertone  Holdings, representing an indirect beneficial ownership interest in such 1,238 shares of Empire  Resorts'  common stock held  directly by Watertone
            Holdings,  and through BKB, LLC, .05% of which is owned by Kaniewski
            Family Limited  Partnership,  Kaniewski  Family Limited  Partnership
            indirectly  holds  a  general  partnership  interest  of  .0005%  of
            Watertone Holdings,  representing an indirect  beneficial  ownership interest  in  less  than 1 share  of such  1,238  shares  of  Empire
            Resorts' common stock held directly by Watertone Holdings.

(9)         Includes  45,988 shares of common stock owned  directly by Philip B.
            Berman,  1,771  shares of common  stock held  directly by  Watertone
            Holdings,  235,213  shares of common  stock  owned  directly  by the
            Berman  Living  Trust  and  101,500  shares of  common  stock  owned directly by the Berman Family Trust. Philip B. Berman directly holds
            a  4.95%  limited   partnership   interest  in  Watertone  Holdings,
            representing  an  indirect  beneficial  ownership  interest in 1,237 shares of such 1,771  shares of Empire  Resorts'  common  stock held directly by Watertone Holdings,  and through BKB, LLC, 2.6% of which is owned by Philip B. Berman,  Philip B. Berman  indirectly  holds a
            general  partnership   interest  of  .026%  of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 7 shares of such 1,771 shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  Philip B. Berman is the co-trustee  of the  Berman  Family  Trust  which  holds a 9% limited

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            partnership interest in Avon Road Partners, LP which holds a 23.678%
            limited partnership interest in Watertone Holdings  representing 533 of such representing an indirect  beneficial  ownership  interest in
            533 shares of such 1,771 shares of Empire Resorts' common stock held directly by Watertone  Holdings.  Philip B. Berman is the co-trustee of the Berman Living Trust.

(10)        Includes  23,446 shares of common stock owned  directly by Philip B.
            Berman and 1,771 shares of common  stock held  directly by Watertone
            Holdings,  235,213  shares owned directly by the Berman Living Trust and  101,500  shares of common  stock  owned  directly by the Berman
            Family  Trust.  Philip  B.  Berman  directly  holds a 4.95%  limited partnership interest in Watertone Holdings, representing an indirect beneficial  ownership  interest in 1,237 shares of such 1,771 shares of Empire Resorts' common stock held directly by Watertone Holdings, and through  BKB,  LLC,  2.6% of which is owned by Philip B. Berman,
            Philip B. Berman indirectly holds a general partnership  interest of
            .026% of Watertone  Holdings,  representing  an indirect  beneficial ownership interest in an additional 7 shares of such 1,771 shares of
            Empire  Resorts'  common stock held directly by Watertone  Holdings.
            Philip B. Berman is the  co-trustee of the Berman Family Trust which holds a 9% limited  partnership  interest in Avon Road Partners,  LP which holds a 23.678%  limited  partnership  interest  in  Watertone
            Holdings   representing   533  of  such   representing  an  indirect
            beneficial  ownership interest in 533 shares of such 1,771 shares of
            Empire  Resorts'  common stock held directly by Watertone  Holdings.
            Philip B. Berman is the co-trustee of the Berman Living Trust.

(11)        Includes  203,318  shares of common  stock  owned  directly  by Paul
            deBary,  12,595  shares  of  common  stock  held  in  an  individual retirement  account for Mr.  deBary's  benefit and options  that are currently exercisable into 10,000 shares of common stock.

(12)        Includes 52,103 shares of common stock owned directly by Paul deBary and options that are  currently  exercisable  into 10,000  shares of common stock.

(13)        The  co-trustees of the Berman Living Trust are Philip B. Berman and
            Pamela J. Berman.

(14)        Includes 101,500 shares of common stock owned directly by the Berman
            Family  Trust and 533  shares  of  common  stock  held  directly  by
            Watertone  Holdings.  The  Berman  Family  Trust  holds a 9% limited partnership interest in Avon Road Partners, LP which holds a 23.678%
            limited partnership interest in Watertone Holdings.

(15)        Includes  533 shares of common  stock  held  directly  by  Watertone
            Holdings.  The Berman  Family  trust holds a 9% limited  partnership interest in Avon Road  Partners,  LP which  holds a 23.678%  limited partnership interest in Watertone Holdings.

(16)        Includes  2,042,643  shares of common stock owned directly by Joseph
            E.  Bernstein,  options that are currently  exercisable  into 25,000 shares of common stock and 98,500 shares of common stock held in the name  Joseph E.  Bernstein  on behalf of the JB Trust,  in which Mr.
            Bernstein's  mother,  Helen  Bernstein,  is  sole  trustee  and  Mr.
            Bernstein's children are ultimate beneficiaries.

(17)        Includes  options that are currently  exercisable into 25,000 shares of common  stock and 98,500  shares of common stock held in the name

                                       17

            Joseph  E.  Bernstein  on  behalf  of the JB  Trust,  in  which  Mr.
            Bernstein's  mother,  Helen  Bernstein,  is  sole  trustee  and  Mr.
            Bernstein's children are ultimate beneficiaries.

(18)        Includes 2,221,243 shares of common stock owned directly by Ralph J.
            Bernstein  and options that are  currently  exercisable  into 25,000 shares of common stock.

(19)        Includes  options that are currently  exercisable into 25,000 shares of common stock.

(20)        Includes  1,283,854  shares of common stock owned  directly by Morad
            Tahbaz and options that are currently exercisable into 17,500 shares of common stock.

(21)        Includes  options that are currently  exercisable into 17,500 shares of common stock.

            All provisions of the Prospectus  not  specifically  amended by this
Supplement No. 3 remain in full force and effect.

            Please insert this  Supplement No. 3 into your Prospectus and retain both this Supplement No. 3 and the Prospectus for future reference. If you would like to receive a copy of the Prospectus,  as supplemented to date, please write to Empire Resorts'  Corporate  Secretary at c/o Monticello  Raceway,  Route 17B,
P.O. Box 5013, Monticello, New York 12701 or call (845) 794-4100.

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